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                                                                    EXHIBIT 1(b)


                                1,035,000 SHARES

                       INTERNATIONAL RECTIFIER CORPORATION

                                  COMMON STOCK
                                ($1.00 PAR VALUE)

                      INTERNATIONAL UNDERWRITING AGREEMENT

                                                               November __, 1994

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
KIDDER, PEABODY INTERNATIONAL PLC
MONTGOMERY SECURITIES
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
SMITH BARNEY INC.
As Representatives of the several
  Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

          International Rectifier Corporation, a Delaware corporation (the "Company"), proposes to sell 900,000 shares (the "International Stock") of the Company's Common Stock, par value $1.00 per share (the "Common Stock") through arrangements with certain underwriters outside the United States named in
Schedule 1 hereto (the "International Managers"), for whom Lehman Brothers International (Europe), Kidder, Peabody International PLC, Montgomery Securities, PaineWebber International (U.K.) Ltd. and Smith Barney Inc. are acting as lead managers. In addition, the Company proposes to grant to the International Managers an option to purchase up to an additional 135,000 shares of the Common Stock on the terms and for the purposes set forth in Section 2 (the "Option Stock"). The International Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock."

          It is understood by all parties that the Company is concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by

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the Company of 3,600,000 shares of Common Stock (the "Firm Stock") through the
U.S. Underwriters named in Schedule 2 hereof (the "U.S. Underwriters"). In addition, the Company proposes to grant to the U.S. Underwriters an option to purchase up to an additional 540,000 shares of the Common Stock on the terms and for the purposes set forth in Section 2.

          The U.S. Underwriters and the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of shares of Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Common Stock contemplated by the foregoing, one relating to the Firm Stock and the other relating to the U.S. Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto referred to below. Except as used in Sections 2, 3, 4, 9, and 10 herein, and except as the context may otherwise require, references herein to the Stock shall include all the shares of which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

          1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and all amendments thereto have been delivered by the Company to you as the representatives (the "Representatives") of the International Managers. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with
     Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents


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     incorporated by reference therein pursuant to Item 12 of Form S-3 under the
     Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any International Manager specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) The Company and each of its Significant Subsidiaries (as defined in Section 1(s)) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries taken as a whole) and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged and none of the subsidiaries of the Company is a "significant subsidiary,"


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     as such term is defined in Rule 405 of the Rules and Regulations, except as set forth in Section 1(s) below.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (f) The unissued shares of the Stock to be issued and sold by the Company to the International Managers hereunder and to the U.S. Underwriters under the U.S. Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the U.S. Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

               (g) This Agreement has been duly authorized, executed and delivered by the Company.

               (h) The Company and each of its subsidiaries have complied in all respects with all laws, regulations and orders applicable to them or their respective businesses, the violation of which would have a material adverse effect upon the business, properties, financial condition or earnings of the Company and its subsidiaries taken as a whole, and neither the Company nor any of its subsidiaries is in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which any of them is a party or by which any of them or any of their respective properties are bound, which default would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole, and no other party under any such agreement or instrument to which the Company or any of its subsidiaries is a party is, to the knowledge of the Company, in default in any material respect thereunder, and neither the Company nor any of its subsidiaries is in violation of its respective charter or bylaws, as the case may be.

               (i) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or


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     regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the International Managers and the U.S. Underwriters no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, or the U.S. Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby.

               (j) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

               (k) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (l) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, other than in the ordinary course of business that is material to the Company and its Subsidiaries taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

               (m) The financial statements including the related notes and supporting schedules filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (n) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all


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     personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (o) Except to the extent that legal proceedings between the Company and SGS-Thomson Microelectronics, Inc., as disclosed in the Prospectus, are resolved on a materially adverse basis to the Company, each of the Company and its subsidiaries have sufficient trademarks, trade names, registered service marks, patent rights, licenses, permits, copyright protection and similar governmental authorizations currently required for the conduct of the Company's business, and the Company and each of its subsidiaries, as the case may be, is in all material respects complying therewith; other than as disclosed in the Prospectus, the expiration of any such trademarks, trade names, registered service marks, patent rights, licenses, permits, copyrights and similar governmental authorization would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries taken as a whole; and, except as disclosed in the Prospectus, or in writing by the Company to the Representatives of the several U.S. Underwriters, neither the Company nor any subsidiary has received any notice of violation or infringement of or conflict with asserted rights of others with respect to any trademarks, trade names, registered service marks, patent rights, licenses or copyrights.

               (p) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (q) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (r) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.


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               (s)  The only significant subsidiaries of the Company, as such term is defined in Rule 405 of the Rules and Regulations, are International Rectifier Company (Great Britain) Limited and International Rectifier Corporation Italiana S.p.A. (the "Significant Foreign Subsidiaries").

          2. PURCHASE OF THE STOCK BY THE INTERNATIONAL MANAGERS. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the International Stock to the several International Managers and each of the International Managers, severally and not jointly, agrees to purchase the number of shares of the International Stock set forth opposite that International Manager's name in Schedule 1 hereto. The respective purchase obligations of the International Managers with respect to the International Stock shall be rounded among the International Managers to avoid fractional shares, as the Representatives may determine.

          In addition, the Company grants to the International Managers an option to purchase up to 135,000 shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of International Stock and is exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the International Managers in proportion to the number of shares of International Stock set forth opposite the name of such International Managers in Schedule 1 hereto. The respective purchase obligations of each International Manager with respect to the Option Stock shall be adjusted by the Representatives so that no International Manager shall be obligated to purchase Option Stock other than in 100 share amounts.
The price of both the International Stock and any Option Stock shall be $_____ per share.

          The Company shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein and in the U.S. Underwriting Agreement.

          3. OFFERING OF STOCK BY THE INTERNATIONAL MANAGERS. Upon authorization by the Representatives of the release of the Firm Stock, the several International Managers propose to offer the International Stock for sale upon the terms and conditions set forth in the Prospectus.

          Each International Manager agrees that, except to the extent permitted by the Agreement Between U.S. Underwriters and International Managers, it will not offer or sell any of the Stock in the United States or Canada.

          4. DELIVERY OF AND PAYMENT FOR THE STOCK. Delivery of the International Stock shall be made at the office of Lehman Brothers Inc., New York, New York and payment for the International Stock shall be made at the office of [Latham & Watkins], Los Angeles, California at 10:00 A.M., New York City time, on the fifth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the International Stock to the Representatives for the account of each


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International Manager against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the International Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the International Stock, the Company shall make the certificates representing the International Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 2 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; PROVIDED, HOWEVER, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each International Manager against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          5.   FURTHER AGREEMENTS OF THE COMPANY.  The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day


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     following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the last Delivery Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Representatives and to counsel for the International Managers a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
     (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each International Manager and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an

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     amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the International Managers and obtain the consent of the Representatives to the filing;

               (f) As soon as practicable after the Effective Date, but in any event not later than fifteen months after the end of the Company's current fiscal quarter, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock PROVIDED that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (i) For a period of 90 days from the date of the Prospectus, not to offer for sale, sell or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition by any person of), directly or indirectly, any shares of Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans

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     existing on the date hereof), without the prior written consent of Lehman
     Brothers International (Europe);

               (j) Prior to the Effective Date, to apply for the inclusion of the Stock on the New York and Pacific Stock Exchanges, Inc. and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the First Delivery Date;

               (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

               (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          6. EXPENSES. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of printing and distributing this Agreement, the Agreement Between U.S. Underwriters and International Managers, any Supplemental Agreement Among U.S. Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) the fees and expenses (not in excess, in the aggregate, of $10,000.00 of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; PROVIDED that, except as provided in this Section 6 and in Section 11 the U.S. Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the International Managers.

          7. CONDITIONS OF INTERNATIONAL MANAGERS' OBLIGATIONS. The respective obligations of the International Managers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the

     Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No U.S. Underwriter or International Manager shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the U.S. Underwriters and the International Managers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the U.S. Underwriting Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the International Managers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) O'Melveny & Myers shall have furnished to the Representatives their written opinion, as counsel to the Company, addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus;

                    (ii) The shares of Stock have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the shares of Stock being issued and sold by the Company hereunder;

                    (iii) The Registration Statement has become effective under the Act, the Prospectus has been filed as required by Section 1(a) hereof, and to the knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                    (iv) Each part of the registration statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Delivery Date, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Registration Statement or the Prospectuses or any amendment or supplement thereto, when they became effective under the Securities Act or were filed with the Commission under the Exchange Act, as the case may be, in either case to the extent amended, appeared on their face to comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, it being understood that such counsel need express no opinion as to the financial statements or other financial data included or required to be included in any of the documents mentioned in this clause;

                    (v) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

                    (vi) This Agreement and the U.S. Underwriting Agreement have been duly authorized, executed and delivered by the Company, the performance of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions herein and therein contemplated (except for the provisions of Section 8 herein and therein as to which no opinion need be expressed) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the U.S. Underwriting Agreement in connection with the issuance or sale of the shares of Stock to be sold by the Company, except such as have been obtained under the Securities Act and such as may be required under state or foreign securities laws in connection with the purchase and distribution of such shares of Stock by the U.S. Underwriters or the International Managers.

               In addition, such counsel shall state that in connection with its participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto it has not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by such counsel and the knowledge available to it are such that they are unable to assume, and do not assume, any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses and any amendment or supplement thereto; however, on the basis of their examination and participation in conferences at which the contents of the Registration Statement and the Prospectus and any amendment or supplement thereto and related matters were discussed, such counsel has no reason to believe that either any part of the registration statement, when such part became effective, or the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Delivery Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no opinion as to the financial statements or other financial data included or required to be included in any of the documents mentioned in this paragraph.

               Such counsel need not express any opinion as to the availability of equitable remedies or as to laws other than California and federal law and the corporate law of the State of Delaware. In giving such opinion, such counsel may rely on certificates of public officials and officers of the Company as to matters of fact, in which case the opinion shall state that such counsel has no reason to believe that they and the International Managers are not entitled to so rely on such certificates.

               (e) Counsel for each Significant Subsidiary shall have furnished to the Representatives their written opinion addressed to the International Managers and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) Such Significant Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Such Significant Subsidiary has the corporate power and authority to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus; and is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it and/or the character of the assets owned and leased by it makes such license or qualification necessary, except for those failures to be so qualified or licensed or in good standing which will not have a material adverse effect on such Significant Subsidiary.

                    (ii) The execution and delivery of this Agreement and the U.S. Underwriting Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated and the compliance with the terms of this Agreement and the U.S. Underwriting Agreement do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter or bylaws of such Significant Subsidiary or any indenture, mortgage or other agreement or instrument known to such counsel to which such Significant Subsidiary is a party or by which such Significant Subsidiary or any of its properties are bound, or any existing law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over such Significant Subsidiary or any of its properties.

                    (iii) All of the issued and outstanding shares of the capital stock of such Significant Subsidiary, other than director's qualifying shares, are owned of record by the Company, and, to the knowledge of such counsel, such shares are beneficially owned by the Company free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements, charges, encumbrances and restrictions of every nature; and all of such shares are validly issued, fully paid and non-assessable.

     Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the U.S. Underwriting Agreement and the sale of the Shares hereunder and thereunder as counsel for the International Managers may reasonably request. In giving such opinion, such counsel may rely on certificates of public officials and officers of the applicable Significant Subsidiary as to matters of fact, in which case the opinion shall state that such counsel has no reason to believe that they and the International Managers are not entitled to so rely on such certificates.

               (f) The Representatives shall have received from Latham & Watkins, counsel for the International Managers, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (g) At the time of execution of this Agreement, the Representatives shall have received from Coopers & Lybrand a letter, in form and substance satisfactory to the Representatives, addressed to the International Managers and dated the date hereof stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (h) With respect to the letter of Coopers & Lybrand referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the International Managers and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, executed by its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                    (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(j) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (j) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, other than in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in this Section
     (j), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been wholly suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a substantial national or international calamity or other event or occurrence of a similar nature as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (l) The New York and Pacific Stock Exchanges shall have approved the Stock for inclusion, subject only to official notice of issuance.

               (m) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the International Managers.

          8.   INDEMNIFICATION AND CONTRIBUTION

               (a) The Company shall indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that International Manager or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each International Manager and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that International Manager or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any International Manager specifically for inclusion therein; and provided further that the Company shall not be liable to any International Manager under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such International Manager results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such Preliminary Prospectus which untrue statement or omission was corrected in the U.S. Prospectus or the International Prospectus or both, as the case may be, if the Company shall sustain the burden of proving that such International Manager sold Securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the U.S. Prospectus or the International Prospectus or both, as the case may be (exclusive of the documents from which information is incorporated by reference) (or of the Prospectus as then amended or supplemented), if the Company had previously furnished copies thereof to such International Manager. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any International Manager or to any controlling person of that International Manager.

               (b) Each International Manager, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that International Manager specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any International Manager may otherwise have to the Company or any such director, officer or controlling person.

               (c)  Promptly after receipt by an indemnified party under this
     Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; PROVIDED, HOWEVER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 8 except to the
     extent it has been materially prejudiced by such failure and, PROVIDED FURTHER, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other International Managers and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the International Managers against the Company under this Section 8 if, in the reasonable judgment of counsel to the Representatives, it is advisable for the Representatives and those International Managers and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), settle or compromise any such action, but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the International Managers on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the International Managers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the International Managers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the International Managers with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the International Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The International Managers agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
     Section 8(d), no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such International Manager has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

               (e) The International Managers severally confirm that the statements with respect to the public offering of the Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the International Managers specifically for inclusion in the Registration Statement and the Prospectus.

          9. DEFAULTING UNDERWRITERS. If, on either Delivery Date, any International Manager defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the Stock which the defaulting International Manager agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting International Manager in Schedule 1 hereto bears to the total number of shares of the Firm Stock set forth opposite the names of all the remaining non-defaulting International Managers in Schedule 1 hereto; PROVIDED, HOWEVER, that the remaining non-defaulting International Managers shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting International Manager or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting International Manager shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining International Managers or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting International Manager or International Managers agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the International Managers to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "International Manager" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 9, purchases Firm Stock which a defaulting International Manager agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting International Manager of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing International Manager, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the International Managers may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10. TERMINATION. The obligations of the International Managers hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the International Stock if, prior to that time, any of the events described in Section 7(i), shall have occurred or if the International Managers shall decline to purchase the Stock for any reason permitted under this Agreement.

          11. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the International Stock provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the International Managers' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the International Managers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the International Managers in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives.

          12. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the International Managers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822), with a copy, in the case of any notice pursuant to Section 11(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 2 World Trade Center, 15th Floor, New York, NY 10048;

               (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Lesley Kleveter (Fax: 310-607-8844);

PROVIDED, HOWEVER, that any notice to an International Manager pursuant to
Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such International Manager at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the International Managers by Lehman Brothers Inc. on behalf of the Representatives.

          13. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the International Managers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any International Manager within the meaning of Section 15 of the Securities Act and for the benefit of each International Manager (and controlling persons thereof) who offers or sells any shares of Common Stock in accordance with the terms of the Agreement between U.S. Underwriter and International Managers and (B) the indemnity agreement of the International Managers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. SURVIVAL. The respective indemnities, representations, warranties and agreements of the Company and the International Managers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. DEFINITION OF THE TERM "BUSINESS DAY." For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

          16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

          17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          19. MISCELLANEOUS. Each International Manager hereby agrees with the Company and the Selling Stockholders that:

               (a) It has not offered or sold and will not offer or sell any Shares in the United Kingdom by means of any documents, other than to persons whose ordinary business it is to buy or sell shares or debentures, whether as principal or agent (except in circumstances which do not constitute an offer to the public within the meaning of the Companies Act
     1985);

               (b) It will comply with all applicable provisions of the Financial Services Act 1986 and with the rules and regulations of any relevant regulatory body or authority with respect to anything done by it in relation to the Shares in, from or otherwise involving the United Kingdom; and

               (c) It will only issue or distribute to any person in the United Kingdom any document relating to the issue of the Shares if that person is of a kind described in Article 9(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1988.

          If the foregoing correctly sets forth the agreement between the Company and the International Managers, please indicate your acceptance in the space provided for that purpose below.

                                   Very truly yours,

                                   INTERNATIONAL RECTIFIER CORPORATION


                                   By
                                      ---------------------------------------
                                        Eric Lidow
                                        President and Chief Executive Officer

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
KIDDER, PEABODY INTERNATIONAL PLC
MONTGOMERY SECURITIES
PAINEWEBBER INTERNATIONAL (U.K.) LTD.
SMITH BARNEY INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.


 By
    ----------------------------------
          H. Brooks Dexter

                                   SCHEDULE 1


                                                       Number of
     Underwriters                                        Shares
     ------------                                      ---------

     Lehman Brothers International (Europe). . .
     Kidder Peabody International PLC. . . . . .
     Montgomery Securities . . . . . . . . . . .
     PaineWebber International (U.K.) Ltd. . . .
     Smith Barney Inc. . . . . . . . . . . . . .

                                                         -------
          Total. . . . . . . . . . . . . . . . .         900,000
                                                         -------
                                                         -------

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

                                   SCHEDULE 2

                                                       Number of
     Underwriters                                        Shares
     ------------                                      ---------

     Lehman Brothers Inc.. . . . . . . . . . . .
     Kidder Peabody & Co. Incorporated . . . . .
     Montgomery Securities . . . . . . . . . . .
     PaineWebber Incorporated. . . . . . . . . .
     Smith Barney Inc. . . . . . . . . . . . . .

                                                       ---------
          Total. . . . . . . . . . . . . . . . .       3,600,000
                                                       ---------
                                                       ---------


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